AGREEMENT

The Parties to the Contract of Lease of Space for the 9th Floor of Telecoms Plaza wishes to supplement their agreement with the following:

- That a temporary space during their Contract of Lease Fitting Period to be used a training room will be provided by the Lessor to the Lessee.
- That the Training Rooms located at the Ground floor, Telecoms Plaza will be designated as the Lessee's training room for a period not exceeding their 45 days fitting period or upon completion of the 2nd AHU in 9th floor whichever comes later.
- That the Training Rooms shall be provided on as-is-where-is basis without any modification and revision except on the chairs and tables which may be rearrange to fit their requirement. Any equipment to be brought in the Training Rooms shall be coordinated be approved by the Admin Dept.
- That the Lessee's trainees and staff shall follow the rules and regulations of the Lessor regarding the use of the training room.
- The use of Training Room starting 22 August 2005 will be charged Php 26,700.00 per month.
- Telephone lines and internet connection may be provided upon their subscription to Eastern Telecom by the Lessee. Should the subscribed lines or services be decided to transfer at their office in 9th floor, the transfer fee shall be for the account of the Lessee.

ASKMENOW, INC.	EASTERN TELECOMMUNICATIONS PHILS., INC.
By:	By:
Name : **Mark I. Cohen**	Name: **Alvin D. Tolentino**
Title : **Director**	Title: **EVP & COO**
Date:	Date:

Signed in the presence of:

_______________________ _______________________

ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
MAKATI CITY) s.s.

30 AUG 2005

BEFORE ME, a Notary Public for and in the above jurisdiction, this __ day of ______ 2005, personally came and appeared:

NAME	COMMUNITY TAX CERTIFICATE NO.	DATE & PLACE OF ISSUE
MARK I COHEN	Passport # 211192356	12 July 2004/USA
ALVIN D. TOLENTINO	00181904	04 July 2005/Pasig

known to me and to me known to be the same persons who executed the foregoing instrument and they acknowledged before me that the same is their free and voluntary act and deed and that of the corporations which they respectively represent.

WITNESS MY HAND AND SEAL on the date and at the place first above written.

Doc. No. 474;
Page No. 96;
Book No. I;
Series of 2005.

ATTY. GERVACIO B. ORTIZ JR.
NOTARY PUBLIC
UNTIL DECEMBER 31, 2005
PTR No.1195610 ISSUED AT MAKATI JAN. 3, 05
IBP No.610663 ISSUED AT MLA.IV
ROLL No. 40091

AGREEMENT

The Parties to the Contract of Lease of Space for the 9th Floor of Telecoms Plaza wishes to supplement their agreement with the following:

- That a temporary space during their Contract of Lease Fitting Period to be used a training room will be provided by the Lessor to the Lessee.
- That the Executive Briefing Room (EBR) located at the Ground floor, Telecoms Plaza will be designated as the Lessee's training room for a period not exceeding their 45 days fitting period or upon completion of the 2nd AHU in 9th floor whichever comes later.
- That the EBR room shall be provided on as-is-where-is basis without any modification and revision except on the chairs and tables which may be rearrange to fit their requirement. Any equipment to be brought in the EBR shall be coordinated be approved by the Admin Dept.
- That the Lessee's trainees and staff shall follow the rules and regulations of the Lessor regarding the use of the training room.
- The use of EBR will be charged Php 22,800 per month for this regular schedule of 8:00am-5:00pm, Monday to Friday. Any usage not covered by the regular schedule shall be additionally charged at Php200.00/hr rate.
- Telephone lines and internet connection may be provided upon their subscription to Eastern Telecom by the Lessee. Should the subscribed lines or services be decided to transfer at their office in 9th floor, the transfer fee shall be for the account of the Lessee.

ASKMENOW, INC.	EASTERN TELECOMMUNICATIONS PHILS., INC.
By:	By:
Name : Mark I. Cohen	Name: Alvin D. Tolentino
Title : Director	Title: EVP & COO
Date:	Date:

Signed in the presence of:

__________________ __________________

ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
MAKATI CITY) s.s.

AUG 1 6 2005

BEFORE ME, a Notary Public for and in the above jurisdiction, this __ day of _____ 2005, personally came and appeared:

NAME	COMMUNITY TAX CERTIFICATE NO.	DATE & PLACE OF ISSUE
MARK I. COHEN	Passport # 211192356	12 Jul 2004 USA
MR. ALVIN D. TOLENTINO	00181904	4 Jul 2005 Pasig

known to me and to me known to be the same persons who executed the foregoing instrument and they acknowledged before me that the same is their free and voluntary act and deed and that of the corporations which they respectively represent.

WITNESS MY HAND AND SEAL on the date and at the place first above written.

Doc. No. 401;
Page No. 82;
Book No. 55-13;
Series of 2005.

ATTY. LOPE M. VELASCO
NOTARY PUBLIC
Until Dec. 31, 2005
PTR No. 3593840 01/03/05 Mla
IBP No. 628318 12/14/04 Pasig
TIN No. 210-965-989
ATTY'S ROLL NO. 28757